                                                                     Exhibit K-2

     COMPARISON OF ELECTRIC UTILITY COMPANIES ON VARIOUS INDICATORS OF SIZE
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               As of December 31, 1999 (except as otherwise noted)


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                                                                                                              U.S.
                                                                                                            Electric
                                                                     Total Revenues    Total Assets (a)     Customers
                              System                                ($Thousands) (a)      ($Millions)      (Millions)
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
 Allegheny Energy, Inc.                                                  3,207,163            6,833             1.4
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 Ameren Corporation                                                      3,693,525            9,312             1.5
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 American Electric Power Company, Inc.                                   8,493,000           40,399             4.9
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 CP&L Energy, Inc./Florida Progress Corporation                          7,693,335           16,418             2.6
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 CINergy Corp.                                                           6,612,801           10,671             1.4
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 CMS Energy Corporation                                                  6,638,000           15,707             1.6
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 Consolidated Edison, Inc./Northeast Utilities                          13,782,710           26,803             5.0
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 Constellation Energy Group, Inc.                                        3,894,600           10,636             1.1
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 Dominion Resources, Inc.                                                7,039,700           29,098             2.0
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 DTE Energy Company/MCN Energy Group Inc.                                7,775,185           12,517             2.1
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 Duke Energy Corporation                                                31,053,000           44,435             2.0
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 Edison International                                                   10,938,747           36,929             4.2
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 FPL Group, Inc./Entergy Corporation                                    15,316,182           38,520             6.3
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 KeySpan Energy Corporation                                              3,714,180            7,120             1.1
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 Allete                                                                  1,244,700            2,560             0.1
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 PG&E Corporation                                                       21,389,000           31,229             4.5
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 Pinnacle West Capital Corporation                                       2,685,371            6,844             0.8
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 PPL Corporation                                                         5,229,000           11,869             1.3
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 Public Service Enterprise Group Incorporated                            6,711,000           19,632             1.9
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 Reliant Energy, Incorporated                                           19,006,633           30,256             1.7
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 Sempra Energy                                                           5,729,000           13,047             1.2
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 The Southern Company                                                   12,120,591           39,521             3.8
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 TXU Corp.                                                              18,289,000           41,463             2.5
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 Exelon Corporation                                                     12,791,764           55,866             4.9
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 Xcel Energy Inc.                                                        6,413,932           20,294             2.9
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 FirstEnergy Corp.                                                       6,688,390           18,101             2.2
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 GPU Inc.                                                                5,252,539           20,450             2.1
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 FirstEnergy Corp. and GPU Inc. as a Combined Company                   11,940,929           38,560             4.3
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

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                                                                           Market           Domestic      Total Regulated
                                                                     Capitalization (b)     Capacity           Sales
                              System                                     ($Millions)          (MW)            (MWhs)
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
 Allegheny Energy, Inc.                                                     4,417               8,593         43,410,872
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 Ameren Corporation                                                         5,506              11,809         42,104,295
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 American Electric Power Company, Inc.                                     12,618              38,856        220,397,379
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 CP&L Energy, Inc./Florida Progress Corporation                             8,793              18,395         73,658,319
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 CINergy Corp.                                                              4,887              11,221         49,882,926
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 CMS Energy Corporation                                                     2,936               6,252         35,754,795
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 Consolidated Edison, Inc./Northeast Utilities                              8,799               5,183         70,826,120
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 Constellation Energy Group, Inc.                                           6,708               5,962         29,264,078
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 Dominion Resources, Inc.                                                  13,897              20,000         65,826,104
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 DTE Energy Company/MCN Energy Group Inc.                                   6,351              11,005         49,822,240
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 Duke Energy Corporation                                                   32,384              21,874         74,109,763
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 Edison International                                                       6,883              19,924         78,206,526
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 FPL Group, Inc./Entergy Corporation                                       21,138              42,744        185,123,385
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 KeySpan Energy Corporation                                                 4,476               6,200                  0
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 Allete                                                                     2,787               6,876          8,961,884
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 PG&E Corporation                                                          11,032              11,860         79,208,929
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 Pinnacle West Capital Corporation                                          4,285               3,987         20,961,836
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 PPL Corporation                                                            6,219               9,645         33,045,000
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 Public Service Enterprise Group Incorporated                               9,447              10,579         40,321,251
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 Reliant Energy, Incorporated                                              13,714              18,686         69,413,706
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 Sempra Energy                                                              4,261                 230         14,718,306
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 The Southern Company                                                      19,418              37,981        143,944,000
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 TXU Corp.                                                                  9,705              21,080         96,985,843
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 Exelon Corporation                                                        20,044              19,489        115,414,915
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 Xcel Energy Inc.                                                           9,354              24,215         74,851,866
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 FirstEnergy Corp.                                                          5,860              12,071         58,658,008
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 GPU Inc.                                                                   3,927                 280         44,008,009
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 FirstEnergy Corp. and GPU Inc. as a Combined Company                       8,074              12,336        102,666,017
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


Notes
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(a)      As of June 30, 2000
(b)      As of October 17, 2000